SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               WSB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
--------------------------------------------------------------------------------

                               WSB HOLDING COMPANY

                                Parent Company of

                                   WORKINGMENS
                                      BANK

          807 Middle St. * Pittsburgh, PA 15212 * Phone (412) 231-7297


September 28, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of WSB Holding Company (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at 5035 Curry Road, Pittsburgh, Pennsylvania, on Monday, October 19, 1998, at 4:30 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Stokes Kelly & Hinds, LLC, certified public accountants, will be present to respond to any questions stockholders may have.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.


                                        Sincerely,

                                        /s/ Robert D. Neudorfer
                                        ----------------------------------------
                                        Robert Neudorfer
                                        President









                               South Hills Office
         5035 Curry Road * Pittsburgh, PA 15236 * Phone: (412) 655-8670

--------------------------------------------------------------------------------
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 19, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WSB Holding Company ("the Company"), will be held at 5035 Curry Road, Pittsburgh, Pennsylvania on Monday, October 19, 1998, at 4:30 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of two directors of the Company;

2.    The ratification of the WSB Holding Company 1998 Stock Option Plan;

3.    The ratification of the Workingmens Bank Restricted Stock Plan;

4. The ratification of the appointment of Stokes Kelly & Hinds, LLC as independent auditors of the Company for the fiscal year ending June 30, 1999; and

5. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 1, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY SIGNED PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Johanna C. Guehl
                                              ----------------------------------
                                              Johanna C. Guehl
                                              Secretary
Pittsburgh, Pennsylvania
September 28, 1998





--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                         PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WSB Holding Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 19, 1998, 4:30 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 28, 1998. The Company acquired all of the outstanding stock of Workingmens Bank (the "Bank") issued in connection with the completion of the Bank's mutual-to-stock conversion on August 28, 1997 (the "Conversion").

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the WSB Holding Company 1998 Stock Option Plan (the "1998 Stock Option Plan"), (iii) the ratification of the Workingmens Bank Restricted Stock Plan ("RSP"), (iv) the ratification of the appointment of Stokes Kelly & Hinds, LLC, as independent auditors of the Company for the fiscal year ending June 30, 1999, and (v) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 1, 1998 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 330,600 shares of Common Stock issued and outstanding.

         The Articles of Incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the 1998 Stock Option Plan and the ratification of the RSP, which are submitted as Proposals II and III, respectively, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. With respect to Proposals II and III, such votes shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to broker non-votes. Votes for which the "ABSTAINS" box is selected for Proposals II and III shall have the effect of a vote against such proposals.

         As to the ratification of independent auditors as set forth in Proposal IV, by checking the appropriate box, a stockholder may: vote "FOR" the item;
(ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the

"1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                  Percent of Shares
                                         Amount and Nature of      of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership        Outstanding
------------------------------------     --------------------     -----------------
Workingmens Bank
Employee Stock Ownership Plan ("ESOP")
807 Middle Street
Pittsburgh, Pennsylvania 15212 (1)             26,448                   8.0%

Jeffrey L. Gendell
Tontine Partners, L.P.
31 West 52nd Street, 17th Floor
New York, New York 10019 (2)                   33,050                   9.9%

All directors and officers of the
Company as a group                             80,836                  24.4%
(seven persons) (3)


-------------------------------------
(1) Based upon a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 13, 1998, the ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed non-employee directors to the ESOP Plan Committee to administer the ESOP and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares, and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 1,102 shares have been allocated under the ESOP to participant accounts.
(2) Based upon an amended Schedule 13D filed with the SEC on September 8, 1997, for which shared voting and dispositive power is shown with respect to 33,050 shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Excludes 26,448 shares held by the
         ESOP over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. Due to an administrative error, the Form 5 for each director and executive officer was not filed in a timely fashion. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Employees, officers, and directors of the Company have an interest in certain matters being presented for stockholder ratification. Ratification of the 1998 Stock Option Plan and the RSP are being presented as Proposals II and III, respectively. See "Voting Securities And Principal Holders Thereof" for information regarding the voting control of shares of Common Stock held by executive officers and directors.


--------------------------------------------------------------------------------
         PROPOSAL I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
             DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

         The Articles of Incorporation require that the Board of Directors be divided into four classes. The directors are elected by the stockholders of the Company for staggered four-year terms, or until their successors are elected and qualified. The Board of Directors currently consist of six members. Two directors will be elected at the Meeting to serve for a four-year term or until their successors have been elected and qualified.

         Joseph J. Manfred and John P. Mueller have been nominated by the Board of Directors to serve as directors. Messrs. Manfred and Mueller are currently members of the Board. Each has been nominated for a four-year term to expire in 2002. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                               Shares of
                                                                             Common Stock
                                                                   Current   Beneficially
                                                      Year First    Term      Owned as of
Name and Title                                        Elected or     to      September 1,     Percent
--------------                              Age(1)   Appointed(2)  Expire       1998 (3)       Owned
                                            ------   ------------  -------     ---------      ------
BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Joseph J. Manfred                             75         1973       1998        8,661(4)(5)     2.6%
Director

John P. Mueller                               60         1994       1998       13,161(4)(5)     3.9%
Director

DIRECTORS CONTINUING IN OFFICE

Robert Neudorfer                              61         1988       2000       19,244(6)        5.8%
President and Director

Stanford H. Rosenberg                         64         1985       2001       12,630(5)        3.8%
Vice President and Director

Johanna C. Guehl                              44         1990       1999        5,686(5)        1.7%
Secretary and Director

John T. Ringland                              70         1998       1999       13,161(5)        3.9%
Director

------------------------------------
(1)   At March 31, 1998.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4) Excludes 26,448 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Manfred and Mueller to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 1,102 shares have been allocated under the ESOP to participant accounts.
(5) Includes 661 shares awarded under the Restricted Stock Plan approved by the stockholders on March 16, 1998 (the "RSP"). Excludes 1,653 stock options granted under the 1998 Stock Option Plan approved by the stockholders on March 16, 1998 (the "SOP") which are not exercisable within 60 days of the Voting Record Date.
(6) Includes 3,306 shares awarded under the RSP. Excludes 8,265 stock options granted under the SOP which are not exercisable within 60 days of the Voting Record Date.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company set forth below opposite their names.

Name                           Age as of
----                        March 31, 1998     Positions Held With the Company
                            --------------     -------------------------------
Robert Neudorfer                  61           President and Director

Stanford H. Rosenberg             64           Vice President and Director

Ronald W. Moreschi                55           Vice President and Treasurer


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in June 1997 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

         Joseph J. Manfred has been a member of the board of directors and Chairman of the Board since 1973. Mr. Manfred is a choir member of St. John Fisher Church and a eucharistic minister for Forbes Regional Hospital. Mr. Manfred is also a retired insurance agent who owned Manfred Insurance Agency.

         John P. Mueller has been a member of the board of directors since 1994. Mr. Mueller is President and majority stockholder of Mueller's Hardware in Pittsburgh. He is also the President of East Allegheny Business District and a member of the board of directors of St. Ambrose Manor and Northside Chamber of Commerce.

         Robert Neudorfer has been employed by the Bank since 1975 and has been the President and a member of the board of directors since 1988. Mr. Neudorfer is a member of the board of directors and the treasurer of Community Development Foundation and is also a member of the board of directors of the Western Pennsylvania League of Savings Institutions. Mr. Neudorfer is a choir member of the Baldwin Community United Methodist Church.

         Stanford H. Rosenberg has been Director and Vice President since 1985. Since 1974, he has been a professor at La Roche College in Pittsburgh.

         Johanna C. Guehl has been a Director and Secretary since 1991. Since 1991, Ms. Guehl has been a partner in the law firm of Barbender & Guehl. Ms. Guehl is a member of the board of directors for Women's Leadership Assembly and she is the treasurer for Center For Victims of Violent Crimes an Women's Business Network.

         John T. Ringland has been a member of the board of directors since 1978. Mr. Ringland is a retired controller for Minsky Brothers.

Executive Officer Who is Not a Director

         Ronald W. Moreschi has been vice president and treasurer since 1987.

Nominations for Director

         Pursuant to Article 7.F., Section 15 of the Company's Articles of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

         The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board of the Bank and through activities of its committees. During the fiscal year ended June 30, 1998, the Board of Directors held 12 regular meetings and 9 special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the time such director served during the fiscal year ended June 30, 1998.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. This non-standing committee met once during the 1998 fiscal year.

         The Compensation and Benefits Committee is comprised of non-employee directors Manfred, Guehl, Mueller and Ringland. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met twice during the 1998 fiscal year.

         The Audit Committee is comprised of Johanna C. Guehl and John T. Ringland. The President also attends these meetings but he is excused during certain portions. The Audit Committee is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the Bank's outside auditors to discuss the results of the annual audit and any related matters. The Audit Committee met once during the 1998 fiscal year.


--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended 1998, each non-salaried director was paid a monthly fee (including two paid absences) of $700 and the Chairman of the Board was paid a monthly fee of $750. For the fiscal year ended June 30, 1998, total fees paid by the Bank to Directors were $42,600.

         Stock Awards. On March 16, 1998, the stockholders of the Company approved the 1998 Stock Option Plan and RSP. Pursuant to the terms of the 1998 Stock Option Plan, directors Manfred, Rosenberg, Guehl, Mueller and Ringland received options to purchase 1,683 shares of Common Stock; under the RSP, the directors received 661 shares of restricted stock. The options granted to these directors become first exercisable at a rate of 20% as of March 16, 1999 and 20% annually thereafter. Restricted stock granted to these directors will vest 20% as of March 16, 1999 and an additional 20% annually thereafter.

Executive Officer Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the president. No executive officer of either the Bank or the Company had a salary and bonus during the three years then ended June 30, 1998 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

                                                                       Long-Term Compensation
                                         Annual Compensation                   Awards
                               --------------------------------       -----------------------
                                                                                  #Securities
                                                                      Restricted   Underlying           All
Name and              Fiscal                     Other Annual            Stock       Options/          Other
Principal Position     Year    Salary   Bonus   Compensation(1)       Award(s)(2)    SARs(3)      Compensation(4)(5)
-------------------    ----    ------   -----   ---------------       -----------   ---------     ------------------
Robert Neudorfer       1998   $66,420  $4,000              --            $52,069       8,265            $9,092
President              1997    61,000   4,000              --                N/A         N/A                 0

------------------------------
(1) Aggregate value does not exceed the lesser of $5,000 or 10% of Mr. Neudorfer's salary.
(2) Represents the award of 3,306 shares of Common Stock under the RSP as of March 16, 1998 on which date the market price of such stock was $15.75 per share. Such stock awards become non-forfeitable at the rate of 20% shares per year commencing on March 16, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. As of June 30, 1998, based upon a market price of $14.50 per share, such award of 3,306 shares had an aggregate value of $47,937.
(3) Such awards under the 1998 Stock Option Plan are first exercisable at the rate of 20% per year commencing on March 16, 1999. The exercise price equals the market value of the Common Stock on the date of grant of $15.75.
(4) At June 30, 1998, consists of 661.25 shares of stock allocated under the ESOP as of November 30, 1997, with a market value at such date of $9,092.
(5) Executive is a participant in the Bank's defined benefit plan providing that upon retirement after age 65 and completion of 25 or more years of service, the annual pension benefit payable will be equal to 42.8% of final average compensation. Such benefits will be payable as a life annuity. Mr. Neudorfer has completed 23 years of service with the Bank. Based upon Mr. Neudorfer's current level of compensation, such benefits payable at age 65 are estimated to be $25,680 per year.

         Employment Agreement. The Bank has entered into an employment agreement with Robert Neudorfer, President of the Bank ("Agreement"). The Agreement has a three year term. Mr. Neudorfer's base compensation under the Agreement is $66,420. Under the Agreement, Mr. Neudorfer's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Neudorfer without just cause, Mr. Neudorfer will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Neudorfer will be paid in a lump sum an amount equal to 2.00 times his prior year's taxable compensation. In the event of a change in control at June 30, 1998, Mr. Neudorfer would have been entitled to a lump sum payment of approximately $130,000.

Other Benefits

         Employee Stock Ownership Plan. The Bank maintains an employee stock ownership plan ("ESOP") for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service with the Bank and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Common Stock. The ESOP has borrowed funds from the Company in order to purchase Common Stock in the Conversion. This loan is secured by the shares purchased and earnings of ESOP assets. Shares purchased with such loan proceeds are held in a suspense account for allocation among participants as the loan is repaid. The Bank is contributing $48,932 annually to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2007.

Stock Awards

         The following tables sets forth additional information concerning stock options granted during the 1998 fiscal year pursuant to the 1998 Stock Option Plan to the named executive officer in the Summary Compensation Table and the year end value of such outstanding options.

                             OPTION/SAR GRANTS TABLE
                    Option/SAR Grants in Last Fiscal Year (1)

                                Individual Grants
 ---------------------------------------------------------------------------
                                   % of Total
                   # of Securities  Options/SARs
                     Underlying      Granted to    Exercise or
                    Options/SARs    Employees in    Base Price     Expiration
Name                 Granted(#)      Fiscal Year       ($/Sh)          Date
----                 ----------      -----------       ------          ----

Robert Neudorfer         8,265           53%           $15.75     March 16, 2008

-----------------
(1) No Stock Appreciation Rights (SARs) are authorized under the plan.

              Aggregated Option/SAR Exercises in Last Fiscal Year,
                          and FY-End Option/SAR Values
              ----------------------------------------------------

                                                                     Number of Securities            Value of Unexercised
                                                                    Underlying Unexercised               In-The-Money
                                                                       Options/SARs at                   Options/SARs
                                                                          FY-End (#)                    at FY-End ($)
                      Shares Acquired
Name                  on Exercise (#)     Value Realized($)(1)     Exercisable/Unexercisable      Exercisable/Unexercisable(1)
----                  ---------------     --------------------     -------------------------      ----------------------------
Robert Neudorfer           0                     0                           0/8,265                         $ 0/$ 0

------------------
(1)   Based upon an exercise  price of $15.75 per share and  estimated  price of
      14.50 at June 30, 1998.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
            PROPOSAL II - RATIFICATION OF THE 1998 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors adopted the 1998 Stock Option Plan and the Company's stockholders approved it on March 16, 1998 ("Effective Date"). Pursuant to the 1998 Stock Option Plan, up to 33,060 shares of Common Stock are reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the 1998 Stock Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business of the Company and the Bank.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the 1998 Stock Option Plan contains certain restrictions and limitations. The 1998 Stock Option Plan provides that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the 1998 Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the 1998 Stock Option Plan (as previously approved by the stockholders on March 16, 1998) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the 1998 Stock Option Plan, or otherwise amend or modify the terms of the 1998 Stock Option Plan. In the event that the 1998 Stock Option Plan is not ratified by stockholders at the Meeting, the 1998 Stock Option Plan will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

         The 1998 Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non- Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1998 Stock Option Plan (the "Optionees"). Each option granted pursuant to the 1998 Stock Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1998 Stock Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those options.

         Shares of Common Stock issuable under the 1998 Stock Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1998 Stock Option Plan. No option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1998 Stock Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the 1998 Stock Option requires that options granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such terms are defined in the 1998 Stock Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the 1998 Stock Option Plan at the Meeting will conform the acceleration of vesting of options upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously awarded options and any options that may be granted in the future. Pursuant to the 1998 Stock Option Plan, upon a Change in Control, all options previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of the option exercise and the exercise price per share of the option. Any cash payment shall be in exchange for the cancellation of such option. A cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under
Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

         The 1998 Stock Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new option at such time, and shall not materially decrease the Optionee's benefits under the option without the Optionee's consent, except as otherwise provided under the 1998 Stock Option Plan.

Awards Under the 1998 Stock Option Plan

         The Board or the Option Committee shall from time to time determine the officers, directors, key employees and other persons who shall be granted options under the Plan, the number of options to be granted to any participant, and whether options granted to each such Plan participant shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting participants and in determining the number of shares of Common Stock subject to options to be granted to each such participant, the Board or the Option Committee may consider the nature of the services rendered by each such participant, each such participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an option may, if otherwise eligible, be granted additional options. In no event shall shares of Common Stock subject to options granted to non-employee directors in the aggregate under this 1998 Stock Option Plan exceed more than 30% of the total number of shares of Common Stock authorized for delivery under this Plan, and no more than 5% of total shares of Common Stock may be awarded to any individual non-employee director. In no event shall shares of Common Stock subject to options granted to any employee exceed more than 25% of the total number of shares of Common Stock authorized for delivery under the 1998 Stock Option Plan.

         The table below presents information related to options previously awarded by the Company under the 1998 Stock Option Plan. Ratification of the 1998 Stock Option Plan does not impact the number of options previously awarded. Stockholder ratification of the 1998 Stock Option Plan confirms the provisions of the 1998 Stock Option Plan previously approved by stockholders of the Company. In accordance with the 1998 Stock Option Plan, all outstanding options shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                           PREVIOUSLY AWARDED BENEFITS
                             1998 STOCK OPTION PLAN
                             ----------------------

                                                             Number of Options
Name and Position                                        Previously Granted(1)(2)
-----------------                                        ------------------------
Robert Neudorfer, President and Director..............            8,265(3)
Executive Officer Group (2 persons)...................           10,910(3)
Non-Executive Officer Director Group
  (5 persons).........................................            8,265(4)
Non-Executive Officer Employee Group .................            2,645(3)

-----------------------------
(1) The exercise price of such options is equal to the fair market value of the Common Stock on the date of grant.
(2) Options shall vest, on the one year anniversary of the date of grant, 20% annually during periods of continued service as an employee, director, or director emeritus. Upon vesting, options shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(3) Options awarded to officers and employees will be exercisable as follows: options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(4) Options awarded to directors are first exercisable at a rate of 20% one year after the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% exercisable.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each option, the exercise price per share of such option, and the consideration to be given or received by the Company upon the exercise of any outstanding options; (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1998 Stock Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 1998 Stock Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. The 1998 Stock Option Plan provision to accelerate the exercise of options and the immediate exercisability of options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options.

         The power of the Option Committee to accelerate the exercise of options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of options. The power of the Option Committee to make adjustments in connection with the 1998 Stock Option Plan, including adjusting the number of shares subject to options and canceling options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1998 Stock Option Plan to operate in changed circumstances, to adjust the 1998 Stock Option Plan to fit a smaller or larger company, and to permit the issuance of options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 1998 Stock Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of options available to new management of the Company.

Amendment and Termination of the 1998 Stock Option Plan

         The Board of Directors may alter, suspend or discontinue the 1998 Stock Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1998 Stock Option Plan, materially increase the benefits accruing to Optionees under the 1998 Stock Option Plan or materially modify the requirements for eligibility for participation in the 1998 Stock Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

Possible Dilutive Effects of the 1998 Stock Option Plan

         The Common Stock to be issued upon the exercise of options awarded under the 1998 Stock Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1998 Stock Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the options, the Company delivers newly issued shares of Common Stock (i.e., 33,060, shares of Common Stock), then the dilutive effect to current stockholders would be approximately 9.1%. Ratification of the 1998 Stock Option Plan does not increase the maximum number of shares issuable under the 1998 Stock Option Plan as previously approved by stockholders.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the 1998 Stock Option Plan will have the following consequences:

1. The grant of an option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

2. The exercise of an option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the option exercise price and the fair market value of the Common Stock on the date of option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the Common Stock acquired pursuant to the option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of options under the 1998 Stock Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

Accounting Treatment

         Neither the grant nor the exercise of an option under the 1998 Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. Common Stock issuable pursuant to outstanding options which are exercisable under the 1998 Stock Option Plan will be considered outstanding for purposes of calculating earnings per share on a fully diluted basis.

Stockholder Ratification

         Stockholder ratification of the 1998 Stock Option Plan is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the 1998 Stock Option Plan, submitted as Proposal II.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1998 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                     PROPOSAL III - RATIFICATION OF THE RSP
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company previously adopted the RSP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company on March 16, 1998, the Bank contributed sufficient funds to the RSP to purchase Common Stock representing up to 4% of the aggregate number of shares issued in the Conversion (i.e., 13,224 shares of Common Stock) in the open market. All of the Common Stock purchased by the RSP was purchased at the fair market value of such stock on the date of purchase. Awards under the RSP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the RSP contains certain restrictions and limitations. The RSP provides that stock awards ("Awards") granted to employees or directors become vested no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control, as such term is defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Recent OTS interpretive letters permit awards under stock benefit plans to accelerate vesting of awards upon a Change in Control; provided that stockholders ratify such plan provisions by action of stockholders taken more than one year following the completion of the mutual-to-stock conversion. The Board of Directors is seeking ratification of the RSP (as previously approved by the stockholders on March 16, 1998) as a means of complying with the OTS interpretive letters.

         Ratification of the RSP does not increase the number of shares reserved for issuance thereunder, alter the classes of individuals eligible to participate in the RSP, or otherwise amend or modify the terms of the RSP. In the event that the RSP is not ratified by stockholders at the Meeting, the RSP will nevertheless remain in effect. However, any employee or director of the Company or the Bank that has their service terminated prior to the vesting of such stock awards may forfeit such unvested awards to the extent that may be required under applicable OTS regulations and policies.

Awards Under the RSP

         Currently, the RSP requires that Awards granted to employees or directors become first exercisable no more rapidly than ratably over a five-year period (with accelerated vesting upon death or disability or a Change in Control, as such terms are defined in the RSP); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. Ratification of the RSP at the Meeting will conform the acceleration of vesting of Awards upon a Change in Control with applicable OTS interpretive letters. Such stockholder ratification will be effective with respect to previously granted Awards and any Awards that may be granted in the future. Pursuant to the RSP, upon a Change in Control, all Awards previously granted and outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         Benefits under the RSP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "RSP Committee") appointed by the Bank's Board of Directors. The RSP is managed by trustees (the "RSP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the RSP (the "RSP Trust"). Unless the terms of the RSP or the RSP Committee specifies otherwise, awards under the RSP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non- forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the RSP Trust which are not yet earned shall be voted by the RSP Trustees, as directed by the RSP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a change in control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a change in control of the Company or the Bank (provided that such accelerated vesting is not inconsistent with applicable regulations of the OTS at the time of such change in control), all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock to directors shall be immediately non-forfeitable in the event of the death or disability of such director, or a change in control of the Company or the Bank and distributed as soon as practicable thereafter. The Board of Directors can terminate the RSP at any time, and if it does so, any shares not allocated will revert to the Company.

         Plan Share Awards under the RSP will be determined by the RSP Committee. In no event shall any Employee receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan. Plan Share Awards may be granted to newly elected or appointed non-employee Directors of the Bank subsequent to the effective date (as defined in the RSP) provided that the Plan Share Awards made to non-employee directors shall not exceed 30% of total Plan Share Reserve in the aggregate under the Plan or 5% of the total Plan Share Reserve to any individual non-employee Director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the RSP) of the RSP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the RSP as authorized pursuant to the terms of the RSP. Ratification of such RSP does not change the number of shares awarded or other terms. Such ratification of the RSP confirms the provisions of the RSP previously approved by the stockholders of the Company.

                              PRIOR AWARDS UNDER THE RSP
                              --------------------------

                                                                 Number of Shares
Name and Position                                            Previously Granted (1)(2)
-----------------                                            -------------------------
Robert Neudorfer
  President and Director ..........................                    3,306
Executive Officer Group (2 persons)................                    4,099
Non-Executive Officer Director
  Group (5 persons)................................                    3,305(3)
Non-Executive Officer Employee
  Group............................................                      793

-------------------------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% one year from date of grant, and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the RSP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) Each of five non-executive officer directors of the Bank were awarded 661 shares as of March 16, 1998.


Amendment and Termination of the Plan

         The Board may amend or terminate the RSP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the RSP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the RSP or materially modify the requirements for eligibility for participation in the RSP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the RSP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the fair market value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the fair market value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the RSP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize compensation expense in the amount of the fair market value of the Common Stock subject to Plan Share Awards at the grant date pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the RSP to stockholders for ratification in accordance with the interpretive letters of the OTS. An affirmative vote of a majority of the votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of the RSP, submitted as Proposal III.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE RSP.

--------------------------------------------------------------------------------
             PROPOSAL IV -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Stokes Kelly & Hinds, LLC, was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors of the Company presently intends to renew the Company's arrangement with Stokes Kelly & Hinds, LLC to be its auditors for the fiscal year ended June 30, 1999. A representative of Stokes Kelly & Hinds, LLC is expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Ratification of the appointment of the auditors requires the approval of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Stokes, Kelly & Hinds, LLC, as the Company's auditors for the fiscal year ending June 30, 1999.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the year ended June 30, 1998, including financial statements, will be mailed to all stockholders of record as of the close of business on September 1, 1998. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 807 Middle Street, Pittsburgh, Pennsylvania 15212, no later than May 31, 1999.


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1998 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WSB HOLDING COMPANY, 807 MIDDLE STREET, PITTSBURGH, PENNSYLVANIA 15212.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Johanna C. Guehl
                                              ----------------------------------
                                              Johanna C. Guehl
                                              Secretary

Pittsburgh, Pennsylvania
September 28, 1998

Annex A

--------------------------------------------------------------------------------
                               WSB HOLDING COMPANY
                                807 MIDDLE STREET
                        PITTSBURGH, PENNSYLVANIA 15212
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1998
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of WSB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at 5035 Curry Road, Pittsburgh, Pennsylvania, on October 19, 1998, at 4:30 p.m. and at any and all adjournments thereof, in the following manner:

                                                                     FOR            WITHHELD
                                                                     ---            --------
1.        The election as directors of the nominees
          listed below (except as marked to the contrary below):     |_|                |_|

          Joseph J. Manfred
          John P. Mueller



          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

                                                                     FOR            AGAINST          ABSTAIN
                                                                     ---            -------          -------
2.        The ratification of the WSB Holding Company
          1998 Stock Option Plan.                                    |_|              |_|              |_|

3.        The ratification of the Workingmens Bank
          Restricted Stock Plan.                                     |_|              |_|              |_|

4.        The  ratification of the appointment of
          Stokes Kelly & Hinds,  LLC, as
          independent auditors for the Company for
          the fiscal year ending June 30, 1999.                      |_|              |_|              |_|



          The Board of Directors recommends a vote "FOR" the above listed proposition.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 28, 1998 and the 1998 Annual Report.



Dated:                              , 1998
      ------------------------ -----


-------------------------------------        -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------------        -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------